EATON VANCE LIMITED MATURITY MUNICIPALS FUNDS

                Supplement to Prospectuses Dated August 1, 2004


Effective the date of this Supplement, each of the Eaton Vance California Limited Maturity Municipals Fund, Eaton Vance Florida Limited Maturity Municipals Fund, Eaton Vance Massachusetts Limited Maturity Municipals Fund, Eaton Vance National Limited Maturity Municipals Fund, Eaton Vance New Jersey Limited Maturity Municipals Fund, Eaton Vance New York Limited Maturity Municipals Fund, Eaton Vance Ohio Limited Maturity Municipals Fund, and Eaton Vance Pennsylvania Limited Maturity Municipals Fund (the Eaton Vance Limited Maturity Municipals Funds) will invest its assets directly in securities. Formerly, each of the Eaton Vance Limited Maturity Municipals Funds invested its assets in a corresponding investment company (referred to as a Portfolio) that had the same investment objective and policies as each Fund. Each Fund's investment objective and other investment policies remain unchanged. In addition, Boston Management and Research, the investment adviser to the Portfolios, will act as investment adviser to each Fund. The investment advisory fee paid remains unchanged.



October 8, 2004                                                        COMBLNSPS